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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K
                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                          May 23, 1996
        Date of Report (Date of earliest event reported)

                   SA TELECOMMUNICATIONS, INC.
     (Exact Name of Registrant as Specified in its Charter)


          Delaware              0-18048          75-2258519
(State or Other Jurisdiction  (Commission       (IRS Employer
      of Incorporation)       File Number)   Identification No.)


   1600 Promenade Center, 15th Floor
            Richardson, TX                          75080
(Address of Principal Executive Offices)          (Zip Code)


                         (214) 690-5888
      (Registrant's Telephone Number, Including Area Code)

  _____________________________________________________________
  (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS.

     SA Telecommunications, Inc. issued the press release which is attached as Exhibit 20.1 hereto on May 23, 1996, which press release is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

     (c)  Exhibits.

          Exhibit No.                   Document Description

          20.1*                         Press Release of SA
                                        Telecommunications, Inc.
                                        dated May 23, 1996

__________________
*Filed herewith

                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SA TELECOMMUNICATIONS, INC.


DATE:     May 23, 1996             BY:  /s/ Jack W. Matz, Jr.
                                        Jack W. Matz, Jr.
                                        Chairman and
                                        Chief Executive Officer

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                          EXHIBIT INDEX

EXHIBIT NO.         DOCUMENT DESCRIPTION

20.1*               Press Release of SA Telecommunications, Inc.
                    dated May 23, 1996

__________________
*Filed herewith